UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                  FORM 8-K/A


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): February 10, 2005
                              (January 24, 2005)

                                Friedman's Inc.
            (Exact Name of Registrant as Specified in its Charter)

          Delaware                    0-22356                   58-20583
(State or Other Jurisdiction      (Commission File           (IRS Employer
      of Incorporation)               Number)             Identification No.)


                            171 Crossroads Parkway
                            Savannah, Georgia 31422
                   (Address of Principal Executive Offices)

                                (912) 233-9333
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE:

The purpose of this amendment is to amend the Current Report on Form 8-K filed by Friedman's Inc. on January 31, 2005, to include the letter of Ernst & Young LLP to the Securities and Exchange Commission, dated February 2, 2005.

Item 4.01  Changes in Registrant's Certifying Accountant.

         On January 24, 2005, Ernst & Young LLP ("E&Y") informed Friedman's Inc. ("Friedman's" or the "Company") that it had decided to discontinue its relationship with the Company and would not serve as its independent public accounting firm.

         E&Y advised the Company that it declined to seek re-engagement by Friedman's as a result of, among other things, various matters relating to Friedman's voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Georgia, located in Savannah (the "Chapter 11 Case"). Prior to the filing of the Chapter 11 Case, E&Y served as Friedman's independent public accounting firm.

         The Company previously disclosed in a press release issued on January 15, 2005, which was filed with the Securities and Exchange Commission (the "SEC") in a Current Report on Form 8-K on January 18, 2005, that the Chapter 11 Case filing was prompted by limitations imposed on funding by the Company's lenders following the lenders' decision not to agree to amended financial covenants in the Company's credit facility. As a result of the funding limitations, the Company was unable to satisfy all of its cash requirements in the ordinary course of business.

         E&Y's termination of its relationship with the Company was not recommended or approved by the Audit Committee of the Company's Board of Directors (the "Audit Committee"). The Company intends to commence a search for a new independent registered public accounting firm, but has not yet engaged any firm. Following the engagement of such new public accounting firm, the Company will file an amendment to this Report identifying such new accountants and the relevant information required by Item 304(a) of Regulation S-K.

         As a result of the need for financial restatements as described in more detail in paragraph (a) below, and because the financial statements for the fiscal years ended September 27, 2003 and October 2, 2004 have not yet been completed by the Company, E&Y has not issued any reports on such financial statements.

         During the Company's most recent two fiscal years and from October 3, 2004 through January 24, 2005, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         During the Company's most recent two fiscal years and from October 3, 2004 through January 24, 2005, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, except for the following items:

(a) Prior to current management and Board members joining the Company, with the exception of one Class A member of the Board, the Company previously disclosed in a press release issued by the Company on November 17, 2003 filed with the SEC in a Current Report on Form 8-K, that the Company, in consultation with E&Y, had determined that the historical financial statements for at least the fiscal years 2000, 2001 and 2002 and for the first three quarters of fiscal year 2003 would be restated. Accordingly, the Company advised that such financial statements and related public filings with the SEC should not be relied upon. E&Y had informed the Company that it was withdrawing its audit opinions on the previously-filed annual financial statements. The Company has not filed any annual reports on Form 10-K, or any quarterly reports on Form 10-Q for the restatement periods or for the fiscal years ended September 27, 2003 and October 2, 2004, or for any interim periods in fiscal 2004.

(b) Based on the definition of the term "material weakness" as defined in generally accepted auditing standards, the need to file amendments to restate financial statements in prior filings with the SEC as described in paragraph (a) above, as well as the matters referred to in paragraph (c) below, indicates the existence of "material weaknesses" in the design or operation of internal control over financial reporting during the fiscal years 2000 to 2002 and for the first three quarters of fiscal year 2003.

(c) E&Y had advised the Audit Committee of various internal control issues surrounding the misstatement of account balances during the fiscal years 2000 to 2003 involving accounts receivable and inventory, among others and, accordingly, the internal controls necessary for the Company to develop reliable financial statements for such fiscal years did not exist.

(d) E&Y had advised the Audit Committee that it could not rely on the representations of previous management with respect to the preparation of the financial statements for the fiscal years 2000 to 2003.

(e) E&Y had advised the Audit Committee that it needed to expand the scope of its audit, including obtaining the final results of the pending investigations of certain matters, including actions taken by certain members of former management and certain other affiliates and related accounting practices and policies.

         The Company has furnished a copy of this report to E&Y and requested that E&Y furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from E&Y is attached hereto as Exhibit 16.1.


Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed as part of this report:

Exhibit
Number                Description
-------               -----------

Exhibit 16.1          Letter of Ernst & Young LLP, dated February 2, 2005


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRIEDMAN'S INC.


Date: February 10, 2005                     By:  /s/ C. Steven Moore
                                                ----------------------------
                                                C. Steven Moore
                                                Chief Administrative Officer
                                                  and General Counsel

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                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 16.1          Letter of Ernst & Young LLP, dated February 2, 2005